SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14(a)-12


                              DATATEC SYSTEMS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                              DATATEC SYSTEMS, INC.



                                                       March 17, 2000




Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Datatec Systems, Inc., which will be held at 23 Madison Road, Fairfield, New Jersey 07004, on Tuesday, April 18, 2000 at 11:00 A.M., local time.

         Information   about  the  Annual  Meeting,   including  a  listing  and
discussion of the matters on which the Stockholders will act, may be found in the enclosed Notice of Annual Meeting and Proxy Statement.

         We hope that you will be able to attend the Annual Meeting. However, whether or not you anticipate attending in person, I urge you to complete, sign and return the enclosed proxy card promptly to ensure that your shares will be represented at the Annual Meeting. If you do attend, you will, of course, be entitled to vote in person, and if you vote in person such vote will nullify your proxy.

                                                 Sincerely,



                                                 ISAAC GAON
                                                 Chairman of the Board and Chief
                                                 Executive Officer



YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              DATATEC SYSTEMS, INC.
                                 23 Madison Rd.
                           Fairfield, New Jersey 07004
                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  -------------

To our Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Datatec Systems, Inc., a Delaware corporation (the "Company") will be held at 23 Madison Road, Fairfield, New Jersey 07004, on Tuesday, April 18, 2000 at 11:00 A.M., local time for the following purposes:

         1. To elect six (6) members to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors have been duly elected and shall have qualified;

         2. To approve the adoption of the Company's 2000 Stock Option Plan (the "2000 Plan");

         3. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000; and

         4. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only stockholders of record at the close of business on March 6, 2000 will be entitled to notice of, and to vote at, the Annual Meeting.

         Please sign and promptly mail the enclosed proxy, whether or not you plan to attend the Annual Meeting, in order that your shares may be voted for you. A return envelope is provided for your convenience.

                                   By Order of the Board of Directors,


                                   JAMES M. CACI
                                   Vice President-Finance, Chief Financial
                                   Officer, Secretary and Treasurer

Dated:   Fairfield,  New Jersey
         March 17, 2000

                              DATATEC SYSTEMS, INC.
                                 23 Madison Rd.
                           Fairfield, New Jersey 07004

                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 18, 2000
                           --------------------------


         This Proxy Statement is being furnished to the stockholders of Datatec Systems, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies ("Proxies") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 23 Madison Road, Fairfield, New Jersey 07004, on Tuesday, April 18, 2000, at 11:00 A.M., local time. At the Annual Meeting, the stockholders will be asked to (i) elect six (6) directors; (ii) approve the adoption of the Company's 2000 Stock Option Plan (the "2000 Plan"); (iii) ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000; and (iv) consider and act upon such other business as may properly come before the Annual Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about March 17, 2000.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on March 6, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the close of business on the Record Date, there were 32,517,053 outstanding shares of the Company's Common Stock. Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors, (ii) for the approval of the adoption of the 2000 Plan, (iii) for the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000, and (iv) for any other matter that may properly be brought before the Annual Meeting in accordance with the judgment of the person or persons voting the Proxy.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting, or by execution of a subsequent Proxy which is presented at the Annual Meeting, or if the stockholder attends the Annual Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         The management of the Company knows of no matters which are to be presented for consideration at the Annual Meeting other than those specifically described in the Notice of Annual Meeting of Stockholders, but, if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

         All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Common Stock outstanding as of March 6, 2000, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock, (ii) each director, (iii) each of the executive officers named in the summary compensation table, and (iv) by all executive officers and directors of the Company as a group.


                                                                 Amount of Shares
                                                                   Beneficially
         Name and Address of Beneficial Owner(1)                     Owned(2)                 Percentage of Class
         ---------------------------------------                     --------                 -------------------

Isaac J. Gaon (3)                                                     1,282,258                     3.8%
James M. Caci (4)                                                       301,431                        *
Robert F. Gadd(5)                                                       470,766                     1.4%
William J. Adams, Jr.(6)                                                      0                        *
Thomas J. Berry (7)                                                      72,000                        *
Frank P. Brosens(8)                                                     534,873                     1.6%
Robert H. Friedman (9)                                                   92,146                        *
David M. Milch (10)                                                     517,505                     1.6%
All directors and officers as a group (8
persons)(11)                                                          3,270,979                     9.4%
Christopher J. Carey (12)                                             3,443,389                    10.5%
Daruma Asset Management, Inc.(13)                                     2,462,400                     7.6%
Ralph Glasgal (14)                                                    2,193,251                     6.7%

--------------
* Less than 1%

(1) Unless otherwise indicated, all addresses are c/o Datatec Systems, Inc., 23 Madison Road, Fairfield, New Jersey 07004.

(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 and includes options or other rights to subscribe which are exercisable within sixty (60) days of March 6, 2000.

(3) Mr. Gaon's beneficial ownership includes options exercisable within sixty (60) days from March 6, 2000 to purchase an aggregate of 1,273,880 shares of Common Stock.

(4) Mr. Caci's beneficial ownership includes options exercisable within sixty (60) days from March 6, 2000 to purchase 298,707 shares of Common Stock.

(5) Mr. Gadd's beneficial ownership includes options exercisable within sixty (60) days from March 6, 2000 to purchase 275,766 shares of Common Stock.

(6)      Mr. Adams' address is 555 East Main Street, Chester, New Jersey 07930.

(7) Mr. Berry's beneficial ownership includes options exercisable within sixty (60) days of March 6, 2000 to purchase 72,000 shares of Common Stock. Mr. Berry's address is P.O.
         Box 447, Lindsley Road, New Vernon, New Jersey 07976.

(8) Mr. Brosens' beneficial ownership includes warrants exercisable within sixty (60) days from March 6, 2000 to purchase 350,000 shares of Common Stock and options exercisable within sixty (60) days of March 6, 2000 to purchase 8,000 shares of Common Stock. Mr. Brosens' address is 63 East Field Drive, Bedford, New York 10506.

(9) Mr. Friedman's beneficial ownership includes options exercisable within sixty (60) days from March 6, 2000 to purchase 72,000 shares of Common Stock. Mr. Friedman's address is 505 Park Avenue, New York, New York 10022-1170.

(10) Dr. Milch's beneficial ownership includes options exercisable within sixty (60) days from March 6, 2000 to purchase 48,000 shares of Common Stock. Dr. Milch's address is 114 East 13th Street, New York, New York 10003.

(11) Includes options and warrants exercisable within sixty (60) days of March 6, 2000 to purchase an aggregate of 2,398,353 shares of Common Stock held by the directors and executive officers of the Company.

(12) Mr. Carey's beneficial ownership includes (i) options exercisable within sixty (60) days from March 6, 2000 to purchase 270,353 shares of Common Stock, (ii) 118,518 shares of Common Stock owned by Mary Carey, Mr. Carey's wife, (iii) 96,296 shares held by the Amy Carey GRAT, a trust formed for the benefit of Mr. Carey's daughter, (iv) 96,296 shares held by the Christopher Carey GRAT, a trust formed for the benefit of Mr. Carey's son, and (v) 45,000 shares beneficially owned by Plan C LLC, a limited liability company of which Mr. Carey is a member. Mr. Carey disclaims beneficial ownership of the shares owned by his family members and except to the extent of his pecuniary interest therein, those shares owned by Plan C LLC.

(13) Based on information obtained from the Statement on Schedule 13G, dated February 8, 2000, filed by Daruma Asset Management, Inc. The address for Daruma Asset Management, Inc. is 60 East 42nd Street, Suite 1111, New York, New York 10165.

(14) Based on information supplied to the Company by a representative of Mr. Glasgal as of February 29, 2000. Includes 82,152 shares of Common Stock owned by Mr. Glasgal's wife. Mr. Glasgal's address is 4 Piermont Road, Rockleigh, New Jersey 07512.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

         The terms of the current directors expire at the Annual Meeting and when their successors are duly elected and qualified. All nominees are currently directors of the Company. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director. Should any of the nominees not remain a candidate for election at the date of the Annual Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.

Information Concerning Nominees

         The  names  of  the  nominees  and  certain  biographical   information
concerning each of them are set forth below:


         Name              Age        Position with the Company
         ----              ---        -------------------------

Isaac J. Gaon              50         Chairman of the Board and Chief Executive
                                      Officer

William J. Adams, Jr.      51         Director Nominee

Thomas J. Berry            75         Director

Frank P. Brosens           42         Director

Robert H. Friedman         47         Director

David M. Milch             45         Director

         Isaac J. Gaon, Chairman of the Board since December 1997 and Director since 1992, he has served as the Chief Executive Officer since October 1994. He served as Chief Financial Officer from April 1992 until October 1994. From September 1987 to December 1991, Mr. Gaon, a chartered accountant, served as President and Chief Executive Officer of Toronto-based NRG, Inc., (a subsidiary of Gestetner International) an office equipment supplier, and in several senior management roles within Gestetner Canada and Gestetner USA.

         William J. Adams, Jr., Director Nominee. He has served as the President of WhiteSpace, Inc., a consulting firm specializing in marketing techniques for technology-based firms, since he founded such firm in February 1998. Prior to that time and since January 1994, Mr. Adams served as the President of Infosource, Inc., an information technology consulting firm that he also founded.

         Thomas J. Berry, Director since July 1995, is currently retired. Mr. Berry was an executive with the U.S. Postal Service from November 1986 to December 1992, serving as executive assistant to the Postmaster General. Prior to that time and until November 1986, Mr. Berry held various executive positions at AT&T. Mr. Berry is a director of Computer Horizons Corp., a company which provides a range of information technology services, including professional staffing, and other technology-based solutions to informational problems.

         Frank P. Brosens, Director since November 1998, is one of the founding partners of Taconic Capital Partners, an investment firm. Mr. Brosens was a general partner of Goldman Sachs & Co. from November 1988 to November 1994, where he served as head of the equity derivative and risk arbitrage businesses, as well as a member of several of the firm's principal investment committees.

         Robert H. Friedman, Director since August 1994, has been a partner with Olshan Grundman Frome Rosenzweig & Wolosky LLP, a New York City law firm, since August 1992. Prior to that time and since September 1983 he was with Cahill Gordon & Reindel, also a New York City law firm. Mr. Friedman specializes in corporate and securities law matters.

         Dr. David M. Milch, Director since October 1996, has been a director and principal since 1983 of Bermil Industries Corporation, a closely held diversified company owned by the Milch family involved in the manufacture, sale, financing, and distribution of capital equipment, and in real estate development. Dr. Milch is also the sole stockholder of Davco Consultants, Inc., a corporation that he founded in 1979 for the purpose of identifying, advising, and investing in emerging growth technologies.

REQUIRED VOTE

         Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. Votes withheld and broker non-votes are not counted toward a nominee's total.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company recommends a vote "FOR" the election of each of the nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended April 30, 1999 ("Fiscal 1999"), the Company's Board of Directors formally met on seven occasions. Each of the directors attended (or participated by telephone) more than 75% of such meetings of the Board of Directors and Committees on which he served during Fiscal 1999. During Fiscal 1999, the Board of Directors also acted by unanimous written consent in lieu of a meeting on three occasions. The Board of Directors has no committees other than the Compensation Committee, the Nominating Committee and the Audit Committee.

         The Company's Compensation Committee, which is comprised of Thomas J. Berry and Robert H. Friedman reviews and approves the compensation of the Company's executive officers and administers and interprets the Company's stock option plans. The Compensation Committee did not take any formal action during Fiscal 1999.

         The Nominating Committee of the Company's Board of Directors is comprised of Isaac Gaon and David M. Milch. Christopher Carey, who served on the Nominating Committee during Fiscal 1999, no longer serves on such Committee. The purpose of this Committee is to select and nominate Directors for elections at the Company's annual meetings of stockholders. The Nominating Committee met once during Fiscal 1999. Stockholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications.

         The Audit Committee of the Company's Board of Directors is comprised of David Milch and Frank Brosens. Christopher Carey, who served on the Audit Committee during Fiscal 1999, no longer serves on such Committee. The Audit Committee recommends the Company's independent auditors, reviews the scope of their engagement, consults with the auditors, reviews the results of their examination, acts as liaison between the Board of Directors and the auditors and reviews various Company policies, including those relating to accounting and internal controls. The Audit Committee did not take any formal action during Fiscal 1999.

EXECUTIVE OFFICERS

         The Company's executive officers, who are not also directors of the Company, as well as additional information with respect to such persons is set forth below. Information with respect to executive officers of the Company who are also directors is set forth in "Information Concerning Nominees" above.


Name                    Age          Position with the Company
----                    ---          -------------------------

Robert F. Gadd          38           Senior Vice President and Chief Technology
                                     Officer

James M. Caci           35           Chief Financial Officer, Vice President,
                                     Secretary and Treasurer

         Robert F. Gadd, Senior Vice President and Chief Technology Officer, joined the Company in April 1992. Mr. Gadd has been the Company's Chief Technology Officer since November 1996. From August 1992 until November 1996 Mr. Gadd was the Vice President of the Company's Federal and Enterprise Systems group. Mr. Gadd served as Director of Technical Operations of the Company from April 1992 until August 1992. Prior to joining the Company, Mr. Gadd was co-founder of Automation Partners International, Inc. ("API"), a San Francisco-based systems integration firm which has provided open architecture solutions to the legal industry since 1986.

         James M. Caci, Chief Financial Officer, Vice President of Finance, Secretary and Treasurer, joined the Company in October 1994. Mr. Caci has been the Company's Chief Financial Officer since October 1994, Vice President of Finance since January 1997, and the Company's Secretary and Treasurer since June 1995. From April 1994 to October 1994 Mr. Caci was a manager in the finance department of Merck & Co., and from July 1986 to April 1994, Mr. Caci was with the accounting firm of Arthur Andersen LLP, most recently as Manager.

         The officers of the Company are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders and hold office at the discretion of the Board of Directors. There are no family relationships between any directors and executive officers of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and person who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Each of the following persons failed to file on a timely basis one report for a single transaction required by Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), during Fiscal 1999: Thomas Berry and David Milch. Christopher Carey failed to file on a timely basis two reports covering transactions required by Section 16(a) of the Exchange Act during Fiscal 1999. Each of the transactions were subsequently reported to the Commission on a Form 4.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information for the fiscal years ended April 30, 1997, 1998 and 1999 with respect to annual and long-term compensation for services in all capacities to the Company of (i) the chief executive officer, and (ii) the other four most highly compensated executive officers of the Company at April 30, 1999 who received compensation of at least $100,000 during Fiscal 1999 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE





                                       Annual Compensation(1)
                                                                                            Long-Term
                                                                                          Compensation
                                                                                             Awards
                                                                                           Securities
                                                                                           Underlying         All Other
  Name and Position                  Year               Salary        Bonus                 Options(#)      Compensation
--------------------------        --------           ----------    ---------              -------------    -------------
Isaac J. Gaon                        1999              $262,000         -                           -             -
Chairman of the Board                1998               257,000         -                     150,000             -
and Chief Executive                  1997               250,000         -                     350,000             -
Officer
Christopher J. Carey (3)             1999              $262,000     $171,000                        -             -
Former President                     1998               257,000      164,000                  150,000             -
                                     1997               345,000       95,000                  120,353          $24,000
Robert F. Gadd                       1999              $197,000         -                           -             -
Senior Vice President and            1998               162,000         -                      30,000             -
Chief Technology Officer             1997               155,000         -                           -             -
James M. Caci                        1999              $154,000         -                           -             -
Vice President of Finance,           1998               152,000         -                      20,000             -
Chief Financial Officer,             1997               128,100         -                     175,000             -
Treasurer, and Secretary
Raymond Koch (4)                     1999              $250,000           $75,000              50,000             -
Former Chief Operating               1998               250,000            75,000              30,000             -
Officer                              1997               273,000            38,000                   -          $23,000

---------------------

(1) The value of personal benefits for executive officers of the Company that might be attributable to management as executive fringe benefits such as automobiles and club dues cannot be specifically or precisely determined; however, it would not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for any individual named above.

(2) The amounts shown in this column reflect the dollar value of life insurance premiums paid by the Company.

(3) Mr. Carey has resigned as an executive officer and as a Director of the Company in March 2000.

(4)      Mr. Koch is no longer an executive officer of the Company.

Option Grants Table

         The following table sets forth certain information regarding stock option grants made to each of the Named Officers during Fiscal 1999.

                        Option Grants in Last Fiscal Year


                                                                                                             Potential Realizable
                                                                                                              Value at Assumed
                                                                                                               Rates of Annual
                                                                                                            Rates of Stock Price
                                                                                                             Appreciation for
                                                     Individual Grants                                         Option(1)

                                                     Percent of Total
                               Shares-of-Common     Options Granted to      Exercise or
                               Stock Underlying     Employees in Fiscal      Base Price
     Name                       Options Granted           Year(%)               ($/Sh)
----------------------------------------------------------------------------------------------------------------------------------
Isaac J. Gaon                           --                    --                 --             -          -           --
Christopher J. Carey                    --                    --                  -            --          -            -
Robert F. Gadd                          --                    --                  -             -          -            -
James M. Caci                           --                    --                  -            --         --            -
Raymond Koch                        50,000                 10.1%             $2.307      04/30/00      6,000       12,000

(1) The potential realizable portion of the foregoing table illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming (for illustrative purposes only) the specified compounded rates of appreciation on the Company's Common Stock over the term of the option. These numbers do not take into account provisions providing for termination of the option following termination of employment, non-transferability or difference in vesting periods.

Aggregated Option Exercises and Year-End Option Values Table

         The following table sets forth certain information concerning stock options exercised during Fiscal 1999 and stock options which were unexercised at the end of Fiscal 1999 with respect to the Named Executive Officers.

                           AGGREGATED OPTION EXERCISES
                       DURING THE MOST RECENTLY COMPLETED
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                               Shares
                              Acquired                        Number of Securities
                                 on         Value            Underlying Unexercised               Value of Unexercised
                              Exercise     Realized       Options Held at Fiscal Year-       in-the-Money Options at Fiscal
                                (#)          ($)                      End(#)                        Year-End($)(1)
         Name                                             Exercisable       Unexercisable      Exercisable       Unexercisable
---------------------------   --------     --------       -----------       -------------      -----------       -------------
Isaac J. Gaon                    -            --             1,273,880                  0         $633,699                  --
Christopher J. Carey             -            --               270,353                  0                0                  --
Robert Gadd                      -            --               275,766                  0                0                   -
James M. Caci                    -            -                255,983                  0                0                   -
Raymond Koch                     -            -                101,835             25,000                0               8,600

(1) Represents the total gain that would be realized if all in-the-money options held at April 30, 1999 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and $2.594 per share, which was the closing bid price per share of the Company's Common Stock on April 30, 1999. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Options Repricing Table

         In May 1997, certain employees and director stock options, including options held by executive officers, were repriced to $4.00 per share, with all other terms and conditions remaining unchanged. The following table sets forth certain information regarding the repricing of stock options for executive officers of the Company in May 1997 and within the ten previous years.

                            TEN-YEAR OPTION REPRICING


                                       Number of                                                                   Length of
                                      Securities                                                                Original Term
                                      Underlying     Market Price of   Exercise Price                           Remaining at
                       Repricing        Options       Stock at Time     at Time of        New Exercise             Date of
      Name               Date         Repriced(#)    of Repricing($)   Repricing($)          Price($)             Repricing
------------------     ---------     ------------    ---------------   --------------     ------------         -------------
Isaac J. Gaon,         5/30/97       350,000            $3.81             $5.25             $4.00              9 yrs. 5 mos.
Chairman of the
Board and Chief
Executive Officer

James M. Caci,         5/30/97       175,000            $3.81             $5.25             $4.00              9 yrs. 5 mos.
Vice President,
CFO, Treasurer and
Secretary

Directors Compensation

         Each director who is not an employee of the Company receives a fee of $1,000 per meeting attended. The members of the Board are also eligible for reimbursement of their reasonable expenses incurred in connection with attendance of Board meetings.

Employment Agreements

         Isaac Gaon is employed as the Company's Chairman of the Board and Chief Executive Officer of the Company pursuant to an employment agreement dated as of October 31, 1996, for a term ending on October 31, 1999, which has been extended to April 30, 2000. The agreement provides for an initial base salary of $250,000 which is reviewed annually by the Compensation Committee and incentive compensation based on the Company's Projected EBIT (as defined in the agreement). In the event of his disability, Mr. Gaon is to receive the full amount of his base salary for six months. Upon a Change of Control of the Company (as defined in the agreement) that results in Mr. Gaon's removal from the Company's Board of Directors, a significant change in the conditions of his employment or other breach of the agreement, he is to receive liquidated damages equal to 2.99 times the "base amount," as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of his compensation. Upon early termination by the Company without Cause (as defined in the agreement), or by Mr. Gaon with "Good Reason" (as defined in the agreement), the Company is required to pay Mr. Gaon the remainder of the salary owed him through April 30, 2000, but in no event shall such payment be less than $500,000. Additionally, Mr. Gaon will be entitled to undistributed bonus payments, as well as pro-rata unused vacation time payments. In addition, following a Change of Control, termination by the Company without Cause, or termination by Mr. Gaon for Good Reason, the Company is obligated to purchase all Mr. Gaon's stock options, whether exercisable or not, for a price equal to the difference between the fair market value of the Common Stock on the date of termination and the exercise price of such options.

         The Company entered into an employment agreement dated as of December 31, 1996, with Robert Gadd on terms substantially similar to those of Isaac Gaon's employment agreement for a term ending on December 31, 1999, which has been extended to April 30, 2000. Mr. Gadd's agreement provides for his employment by the Company as its Senior Vice President at an initial base salary of $155,000 which is reviewed annually by the Compensation Committee, and in the case of early termination, his accelerated payment is in no case to be below $200,000.

         Effective as of October 31, 1996, the Company entered into an employment agreement with James Caci on terms substantially similar to those of Isaac Gaon's employment agreement for a term ending on October 31, 1999, which has been extended to April 30, 2000. Mr. Caci's agreement provides for his employment by the Company as its Chief Financial Officer and Vice President of Finance and Secretary at an initial base salary of $150,000 which is reviewed annually by the Compensation Committee, and in case of early termination, his accelerated salary payment is in no case to be below $300,000.

                              DATATEC SYSTEMS, INC.
                      REPORT OF THE COMPENSATION COMMITTEE

General

         The Board of Directors created the Compensation Committee in 1994. Since Fiscal 1999, the Compensation Committee has consisted of Robert H. Friedman and Thomas J. Berry.

         The Compensation Committee's duties include: making recommendations on compensation actions involving the Company's President and Chief Executive Officer, including but not limited to salary actions, incentive bonus determinations and terms of employment; approving incentive bonus determinations and terms of employment for executive officers other than the President and Chief Executive Officer and for other key employees and agents; reviewing salary actions (approved by the Chief Executive Officer) regarding executive officers other than the President and Chief Executive Officer and regarding other key employees and agents; making recommendations on compensation and benefit plans requiring Board and/or stockholder approval; and such other duties as the Board of Directors may assign to it from time to time. The Compensation Committee also currently administers the Company's stock option plans.

Philosophy of Executive Compensation

         In  reaching  its  decisions  regarding  executive  compensation,   the
Compensation Committee was guided by the following philosophy.

                  Total cash compensation levels (salary plus annual bonus) should be set at levels consistent with competitive practice at other open systems computer integration companies of similar size.

                  Performance objectives, used to determine incentive bonuses, should be explained and confirmed in advance.

                  Stock based incentives should be sufficient to promote alignment of interests between executives and stockholders, while ensuring that stockholders must benefit before executives do.

                  Employment security arrangements should provide competitive benefits while encouraging executives to make decisions that will maximize long-term stockholder value.

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives. Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit. The Company intends to qualify certain compensation paid to executive officers for deductibility under the Code, including Section 162(m). However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Compensation Programs for Executive Officers

         This section describes the compensation programs for executive officers that were in effect in Fiscal 1999 and the programs approved by the Compensation Committee for the 2000 fiscal year.

Base Salary

         Base salary levels are primarily a function of competitive practice at other companies for positions of similar scope and responsibility. Other factors that influence base salary levels include the incumbent's tenure with the Company, individual performance, potential earnings from comparable outside positions and the performance of the Company.

         Mr. Gaon's salary for Fiscal 1999 was $262,000, which reflects a competitive salary for his position for similarly sized companies.

Incentive Bonus Program

         The Compensation Committee considers cash performance bonuses to its executives in accordance with the following terms: competitive practice at other companies for positions of similar scope and responsibility; overall performance of the Company; individual performance of the executive; and transactions effected for the benefit of the Company which are outside the ordinary business and directly accomplished through the efforts of the executive

Stock Option Program

         During Fiscal 1999, options to purchase an aggregate of 50,000 shares were granted to Named Executives under the Company's 1996 Senior Executive Officer Stock Option Plan (the "Executive Option Plan"), none of which were granted to Mr. Gaon. Grants under the Company's stock option plans are made to provide incentives to executive officers to contribute to corporate growth and profitability and are based on the Compensation Committee and the Board's judgment of an employee's contribution to the success of the Company's operations.

Employment Agreements

         The Company has entered  into  employment  agreements  with Isaac Gaon,
James  Caci,  and  Robert  Gadd.   See  "Executive   Compensation  -  Employment
Agreements." The objective of these agreements are two-fold:

                  To ensure the Company of consistency of leadership and the retention of a qualified Chief Executive Officer, Chief Financial Officer and Chief Technology Officer, respectively; and

                  To foster a spirit of employment security to Mr. Gaon, Mr. Caci and Mr. Gadd, thereby encouraging decisions that will benefit long-term stockholders.

         Compensation Committee: Robert H. Friedman; Thomas J. Berry.

Performance Graph

         The "peer group" selected by the Company in the immediately preceding fiscal year was comprised of data communications equipment distributors. The Company knows of no other company whose entire focus is information technology deployment services and has chosen peer group participants with primary lines of business that most closely approximate the business of the Company. The Company has selected the following companies in its peer group, (i) Hewlett-Packard Corp., (ii) NCR Corp., (iii) Whitman-Hart, Inc., and (iv) Cambridge Technology Partners, Inc. Whitman-Hart, Inc. and Cambridge Technology Partners, Inc. were added to the "peer group" index that the Company used in the immediately preceding fiscal year in order to replace Vanstar Corp. and Wang Laboratories, Inc., which were involved in recent business combinations.

         The graph below compares the cumulative total stockholder return on the Common Stock of the Company with the cumulative total return on the Nasdaq
Market Index and an index of peer companies in the rapid deployment business selected by the Company over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Market Index and the peer group on May 4, 1994, and reinvestment of all dividends).

                     Compare 5-Year Cumulative Total Return
                          Among Datatec Systems, Inc.
                            Nasdaq Market Index and
                                Peer Group Index


                               ------------------------- FISCAL YEAR ENDING ---------------------------------
COMPANY/INDEX/MARKET           5/04/1994    4/28/1995     4/30/1996     4/30/1997     4/30/1998     4/30/1999

Datatec Systems                   100.00       50.00       176.47         76.47         129.41         61.03

Customer Selected Stock List      100.00      165.56       268.35        269.40         391.11        408.12

NASDAQ Market Index               100.00      109.19       152.42        162.47         241.31        318.66

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In October and November 1997, the Company loaned an aggregate of $200,000 to Isaac Gaon. The loan matures on April 30, 2000 and bears interest at a rate of 8.0% per annum.

         In 1999, the Company forgave Ralph Glasgal's repayment of a loan of $125,000 in consideration for signing a lock-up agreement as part of a private placement equity offering. Mr. Glasgal is the former Chairman of the Company and a 5% stockholder.

         Mr. William J. Adams, Jr., a nominee for Director of the Company, is the President of WhiteSpace, Inc., which company has been retained by the Company to provide consulting services to the Company. No fees were received from the Company by such firm during the last fiscal year.

         Mr. Robert H. Friedman, a Director of the Company, is a member of the law firm of Olshan Grundman Frome Rosenzweig & Wolosky LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the Company by such firm during the last fiscal year did not exceed 5% of such firm's or the Company's revenues.

                                   PROPOSAL 2

                 APPROVAL OF ADOPTION OF 2000 STOCK OPTION PLAN

         The Board of Directors of the Company has unanimously approved for submission to a vote of the stockholders a proposal to adopt the 2000 Stock Option Plan (the "2000 Plan"). The purpose of the 2000 Plan is to retain in the employ of and as directors, consultants and advisors to the Company persons of training, experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. As the Company continues to develop, it believes that the grants of options and other forms of equity participation will become a more important means to retain and compensate employees, directors, advisors and consultants.

         The 2000 Plan is intended to replace all of the Company's existing stock option plans (collectively, the "Existing Plans"), which include (i) the 1990 Employee Stock Option Plan, (ii) the 1995 Directors Option Plan, (iii) the 1996 Employee and Consultant Stock Option Plan, and (iv) the 1996 Senior Executive Plan. If the 2000 Plan is approved by the stockholders, the Company intends that no further options will be granted under the Existing Plans, but options heretofore granted thereunder will remain unaffected. The Company believes that having a single stock option plan will be easier to administer.

         Each option granted pursuant to the 2000 Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-statutory stock option." In addition, any director of the Company who is neither a present nor past employee of the Company, will receive automatic option grants under
Section 6 of the 2000 Plan. A summary of the significant provisions of the 2000 Plan is set forth below. The full text of the 2000 Plan is set forth as Appendix A to this Proxy Statement. This discussion of the 2000 Plan is qualified in its entirety by reference to Appendix A.

Administration of the Plan

         The 2000 Plan will be administered by the Board of Directors of the Company or a committee consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code) (the "Committee"). All references to the term "Committee" herein, shall be deemed references to the Board of Directors. The Committee determines, with the exception of options automatically granted to non-employee directors pursuant to Section 6 of the Plan, to whom among those eligible, and the time or times at which options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options, and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible persons, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant.

         The Committee is authorized to amend, suspend or terminate the 2000 Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) materially increase the number of shares that may be issued under the 2000 Plan, except as is provided in Section 8 of the 2000 Plan; (ii) materially increase the benefits accruing to the option holders under the 2000 Plan; (iii) materially modify the requirements as to eligibility for participation in the 2000 Plan; (iv) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof, decrease the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or decrease the exercise price of an option granted to a Non-Employee director under Section 6 of the 2000 Plan, or (v) extend the term of any option beyond that provided for in Section 5 of the 2000 Plan.

         Unless the 2000 Plan is terminated earlier by the Committee, it will terminate on March 8, 2010.

Common Stock Subject to the 2000 Plan

         The 2000 Plan provides that options may be granted with respect to a total of 3,000,000 shares of Common Stock. The maximum number of shares of stock that can be subject to options granted under the 2000 Plan to any individual in any calendar year shall not exceed 750,000. Under certain circumstances involving a change in the number of shares of Common Stock, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted under the 2000 Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger, consolidation, dissolution, liquidation or upon a transfer of substantially all of the assets or more than 80% of the outstanding Common Stock, the options granted under the 2000 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 2000 Plan.

Participation

         Any employee, officer, director of, and any consultant and advisor to the Company or any of its subsidiaries shall be eligible to receive stock options under the 2000 Plan. Only employees of the Company or its subsidiaries shall be eligible to receive incentive stock options. Only directors that are not employees of the Company (each a "Non-Employee Director") shall be eligible to receive automatic option grants under Section 6 of the 2000 Plan.

Option Price

         With the exception of options granted to  Non-Employee  Directors under
Section 6 of the 2000 Plan, the exercise price of each option is determined by the Committee, but may not be less than 100% of the Fair Market Value (as defined in the 2000 Plan) of the shares of Common Stock covered by the option on the date the option is granted in the case of an incentive stock option, nor less than 80% of the Fair Market Value of the shares of Common Stock covered by the option on the date the option is granted in the case of a non-statutory stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's capital stock, then the exercise price may not be less than 110% of the Fair Market Value of the Common Stock covered by the option on the date the option is granted.

Terms of Options

         With the exception of options granted to  Non-Employee  Directors under
Section 6 of the 2000 Plan, the Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 2000 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the common stock of the Company, the Compensation Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2000 Plan and in the number and option price of shares subject to outstanding options granted under the 2000 Plan, to the end that after such event each option holder's proportionate interest shall be maintained as immediately before the occurrence of such event.

Automatic Option Grants to Non-Employee Directors

         Pursuant to Section 6 of the 2000 Plan, subject to stockholder approval, each Non-Employee Director shall automatically receive a grant of an option to purchase 24,000 shares of Common Stock on the date that such director first becomes a director of the Company. To the extent that shares of Common Stock remain available for the grant of options under the 2000 Plan, each year on the day which is the yearly anniversary date after they began serving on the Board, each Non-Employee Director shall be granted an option to purchase 24,000 shares of Common Stock.

         Options automatically granted under Section 6 of the 2000 Plan shall be exercisable in three equal installments commencing on the date of such grant and on the two one year anniversaries thereafter; provided that in the case of a Non-Employee Director's death or permanent disability, such options held thereby will become immediately exercisable for a one-year period (but in no case after the stated term of such option has expired).

         The term of each of the options granted under Section 6 of the 2000 Plan shall be ten years from the date of grant, subject to early termination by the Committee. The 2000 Plan also provides for the termination of such options after one year in the event a Non-Employee Director's membership on the Board of Directors terminates.

Restrictions on Grant and Exercise

         Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and, during the lifetime of the option holder, may be exercised solely by him. The aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year under all incentive stock option plans of the Company and its subsidiaries may not exceed $100,000. The Committee may impose any other conditions to exercise as it deems appropriate.

Registration of Shares

         The Company may file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the 2000 Plan subsequent to the approval of the 2000 Plan by the Company's stockholders.

Rule 16b-3 Compliance

         In all cases, the terms, provisions, conditions and limitations of the 2000 Plan shall be construed and interpreted consistent with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Tax Treatment of Incentive Options

         No taxable income will be recognized by an option holder upon receipt of an incentive stock option, and the Company will not be entitled to a tax deduction in respect of such grant.

         In general, no taxable income for Federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the expiration of the longer of (i) two years after the date of grant, or (ii) one year after the transfer of the option shares, upon disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

         If, however, the option holder disposes of his option shares prior to the expiration of the required holding periods, he will recognize ordinary income for Federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided such amount constitutes an ordinary and reasonable expense of the Company.

Tax Treatment of Non-Statutory Options

         No taxable income will be recognized by an option holder upon receipt of a non-statutory stock option, and the Company will not be entitled to a tax deduction for such grant.

         Upon the exercise of a non-statutory stock option, the option holder will include in taxable income for Federal income tax purposes the excess in value on the date of exercise of the shares acquired upon exercise of the non-qualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder's holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

         The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income.

Withholding of Tax

         The Company is permitted to deduct and withhold amounts required to satisfy its withholding tax liabilities with respect to its employees.

Option Grants

         No options have heretofore been granted under the 2000 Plan.

Required Vote

         The affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, is required for approval of the adoption of the 2000 Plan. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors

         The Board of Directors of the Company recommends a vote "FOR" the approval of the adoption of the 2000 Plan.

                                   PROPOSAL 3


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Arthur Andersen LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

Required Vote

         The affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, is required for ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors

         The Board of Directors of the Company recommends a vote "FOR" the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Annual Meeting for the fiscal year ending April 30, 2000 must be received by the Company for inclusion in the 2000 Proxy Statement no later than November 18, 2000. Such proposals should be addressed to the Company's Secretary.

         With respect to any stockholder proposals to be presented at the Annual Meeting for the fiscal year ending April 30, 2000 which are not included in the 2000 proxy materials, management proxies for the 2000 meeting will be entitled to exercise their discretionary authority to vote on such proposals notwithstanding that they are not discussed in the proxy materials unless the proponent notifies the Company of such proposal by not later than February 1, 2001.

                                  ANNUAL REPORT

         All stockholders of record as of Monday, March 6, 2000 have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report on Form 10-K, for the fiscal year ended April 30, 1999. Such report contains certified consolidated statements of the Company and its subsidiaries for Fiscal 1999.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                                        By Order of the Board of Directors,


                                        JAMES M. CACI
                                        Chief Financial Officer,
                                        Secretary and Treasurer

March 17, 2000

                                                                      APPENDIX A

                              DATATEC SYSTEMS, INC.

                             2000 STOCK OPTION PLAN

         1.       Purpose of the Plan.

                  This 2000 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, consultants and advisors to Datatec Systems, Inc., a Delaware corporation (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                  It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of
Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

                  The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is generally intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2.       Administration of the Plan.

                  The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

                  Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                  In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more directors who are "Non-Employee" and "Outside," or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

         3.       Designation of Optionees.

                  The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, officers and directors of (in addition to what such director has received or may receive under Section 6 of the Plan), and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company or any Subsidiary. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

         4.       Stock Reserved for the Plan.

                  Subject to adjustment as provided in Section 8 hereof, a total of 3,000,000 shares of the Company's Common Stock, $0.001 par value per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 750,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of
Section 162(m) of the Code.

         5.       Terms and Conditions of Options.

                  Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option Price. The purchase price of each share of Stock purchasable pursuant to an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an Option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value (as such term is defined below) of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. In no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed. Notwithstanding anything to the contrary in this Section 5(a), the purchase price of each share of Stock purchasable pursuant to an Option granted to a director under Section 6 of the Plan shall be the Fair Market Value of such share of Stock on the date such Option is granted.

                  (b) Option Term. The term of each Option shall be fixed by the Committee, however, no Option shall be exercisable more than ten years after the date such Option is granted. Notwithstanding anything to the contrary in this
Section 5(b), in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Option shall be exercisable more than five years after the date such Option is granted.

                  (c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. Options granted to directors under Section 6 of the Plan shall be exercisable in three equal annual installments commencing on the date of the grant of such Option. The Board of Directors may waive any such installment exercise provision at any time in whole or in part based on performance and or such other factors as the Board shall determine in its sole discretion. Upon a Change of Control, the Committee may declare all options granted under the Plan and then outstanding to be exercisable in full at such time or times, and under such conditions, as the Committee shall determine. A "Change of Control" shall mean: (i) the sale of all or substantially all of the assets of the Company in one or a series of related transactions to any person or entity or group of persons or entities acting in concert or (ii) the merger or consolidation of the Company with or into another corporation with the effect that the then existing stockholders of the company hold less than 50% of the combined voting power of the then outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation or (iii) the acquisition by any person or entity or group of persons or entities acting in concert of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the outstanding shares of the voting stock of the Company or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

                  (d) Method of Exercise. Options may be exercised, to the extent then exercisable, in whole or in part at any time during the term of the Option, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee
(i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                  (e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                  (f) Death. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary (including that as a director of the Company) terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter. Notwithstanding anything to the contrary in this Section 5(f), in the case of the death of a director holding Options granted under Section 6 of the Plan, such Options shall become immediately exercisable.

                  (g) Disability. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary (including that as a director of the Company) terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent such Option was exercisable at the time of termination due to such disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days of the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90-day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter. Notwithstanding anything to the contrary in this Section 5(g), in the case of termination by reason of disability of a director holding Options granted under Section 6 of the Plan, such Options may not be exercised after one year of the date of such termination or the expiration of the stated term of the Option, whichever period is shorter, provided, however, that if such a director dies within such one-year period, any unexercised Option held by such director shall thereafter be exercisable to the extent to which it is exercisable at the time of the death of such director for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                  (h) Retirement. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such

Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90-day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                  For purposes of this Section 5(h) "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                  (i) Other Termination. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary (including that as a director of the Company) terminates for any reason other than death, disability, Normal Retirement or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan. Notwithstanding anything to the contrary in this Section 5(i), in the case of termination of membership on the Board of a director holding Options granted under Section 6 of the Plan, such Options that are vested on the date of termination may be exercised in whole or in part at any time within one year of the date of such termination or the expiration of the stated term of the Option, whichever period is shorter and shall thereafter terminate.

                  (j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                  (k) Transfer of Incentive Option Shares. The stock option agreement evidencing an Incentive Option granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

         6.       Grants to Non-Employee Directors.

                  Each director of the Company who is not an employee of the Company or any Subsidiary who becomes a director of the Company shall automatically receive a grant of an Option to purchase 24,000 shares of Stock on the date that such director is first elected or appointed to the Board. Thereafter, to the extent that shares of Stock remain available for the grant of Options under the Plan, each year on the day which is the yearly anniversary date after they began serving on the Board or the nearest preceding business day if such yearly anniversary date falls on a weekend or holiday, each director of the Company who is not an employee of the Company or any Subsidiary shall be granted an Option to purchase 24,000 shares of Stock.

         7.       Term of Plan.

                  No Option shall be granted pursuant to the Plan on or after March 8, 2010, but Options theretofore granted may extend beyond that date.

         8.       Capital Change of the Company.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock-split or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

         9.       Purchase for Investment.

                  Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he or she is acquiring the shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         10.      Taxes.

                  The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

         11.      Effective Date of Plan.

                  The Plan shall be effective on March 8, 2000, provided however that the Plan shall subsequently be approved by majority vote of the Company's stockholders not later than March 8, 2001.

         12.      Amendment and Termination.

                  The Board may amend, suspend or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without the Optionee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

                  (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

                  (b) materially increase the benefits accruing to the Optionees under the Plan;

                  (c) materially modify the requirements as to eligibility for participation in the Plan;

                  (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof, decrease the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or decrease the exercise price of an Option granted to a director under Section 6 of the Plan; or

                  (e) extend the term of any Option beyond that provided for in Section 5(b).

                  The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

         13.      Government Regulations.

                  The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

         14.      General Provisions.

                  (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                  (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                                                     DATATEC SYSTEMS, INC.
                                                     March 8, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              DATATEC SYSTEMS, INC.

                     Proxy -- Annual Meeting of Stockholders
                                 April 18, 2000

         The undersigned, a stockholder of Datatec Systems, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Isaac Gaon and James Caci and each of them, the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 23 Madison Road, Fairfield, New Jersey 07004, on Tuesday, April 18, 2000, at 11:00 a.m., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1.       ELECTION OF DIRECTORS:

                  The election of the following directors: Isaac J. Gaon, William J. Adams, Jr., Thomas J. Berry, Frank P. Brosens, Robert H. Friedman, and David M. Milch to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified.


                                                     TO WITHHOLD AUTHORITY
                                                     TO VOTE FOR ANY NOMINEE(S),
                                                     PRINT NAME(S) BELOW
                  FOR ____     WITHHELD ____
                                                     _________________________

                                                     _________________________

         2.       APPROVAL OF ADOPTION OF 2000 OPTION PLAN:

                   FOR     _____    AGAINST      _____    ABSTAIN     _____


         3.       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS:

                   FOR     _____    AGAINST      _____    ABSTAIN     _____

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE
DIRECTORS, TO APPROVE THE ADOPTION OF THE 2000 OPTION PLAN, TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

Dated ______________, 2000

_____________________ (L.S.)

_____________________ (L.S.)
         Signature(s)

NOTE:  Your  signature  should  appear the same as
your name appears hereon.  In signing as attorney,
executor,  administrator,   trustee  or  guardian,
please  indicate  the  capacity in which  signing.
When signing as joint tenants,  all parties in the
joint tenancy must sign.  When a proxy is given by
a   corporation,   it   should  be  signed  by  an
authorized officer and the corporate seal affixed.
No  postage  is  required  if mailed in the United
States.